Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aveanna Healthcare Holdings Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended September 27, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew Buckhalter, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2025	By:	/s/ Matthew Buckhalter
Matthew Buckhalter
Chief Financial Officer (Principal Financial Officer)